                                                                    EXHIBIT 10.9




                           PEROT SYSTEMS CORPORATION
              ADVISOR STOCK OPTION/RESTRICTED STOCK INCENTIVE PLAN


                           RESTRICTED STOCK AGREEMENT




THIS AGREEMENT, dated as of ________________________, 1996, is by and between Perot Systems Corporation, a Delaware corporation ( "Perot Systems" or the "Company" ), and ________________________________________________
("Participant" ).



                                   WITNESSETH


WHEREAS, Perot Systems has adopted the Perot Systems Corporation Advisor Stock Option/Restricted Stock Incentive Plan ( the "Plan" ) to enable non-employee directors and advisors of the Company, and consultants under contract with the Company, to acquire shares of Class A Common Stock, $0.01 par value, of the Company ("Common Stock") in accordance with the provisions of the Plan; and

WHEREAS, the Committee of the Board of Directors of Perot Systems with responsibility for administering the Plan has selected Participant to participate in the Plan and has determined to grant Participant the right to purchase restricted shares of Common Stock in accordance with the terms and conditions of this Agreement;

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and other terms and conditions set forth in this Agreement, Perot Systems and Participant agree as follows:

1.       Award.

         (a) Subject to the terms, conditions, and restrictions set forth in the Plan and in this Agreement, Perot Systems hereby awards and grants to Participant, and Participant hereby accepts from Perot Systems, the right to purchase from Perot Systems the number of restricted shares of Common Stock, at the purchase price, and in accordance with the schedule for termination of transfer restrictions specified on Attachment A hereto, unless, prior to the date set forth for vesting, the Chief Executive Officer of Perot Systems modifies such attachment by delaying or canceling vesting prior to the respective vesting date. If the Chief Executive Officer so determines to delay or cancel the vesting, Participant will be notified of the determination in advance of the date provided for vesting. Perot Systems will thereupon modify Attachment A in accordance with the determination.

         (b) The right to purchase restricted shares of Common Stock evidenced by this Agreement may be exercised by delivering written notice of the exercise, in substantially the form of Attachment B, to Perot Systems within 30 days of the date of this Agreement and paying in full the purchase price for such shares in cash or check in United States dollars. Such right is not transferable and may be exercised only by Participant, and only while Participant is serving as a member of the Advisory Board or Board of Directors of Perot Systems, or as a consultant under contract with Perot Systems. "Restricted Stock" shall mean the Common Stock issued to Participant pursuant to the Plan and this Agreement, together with any successor security, property or cash issued or distributed by Perot Systems or any successor entity, whether by way of merger, consolidation, share exchange, reorganization, liquidation, recapitalization, dividend or otherwise.

2.       Restrictions on Shares.

         (a) Restricted Stock purchased under this Agreement may not be sold, assigned, conveyed, donated, pledged, transferred, or otherwise disposed of or encumbered until the date set forth in Attachment A as the date for termination of the transfer restrictions on such Restricted Stock.

         (b) If Participant sells, assigns, conveys, donates, pledges, transfers, or otherwise disposes of or encumbers any of the Restricted Stock purchased under this Agreement before the date set forth in Attachment A for termination of the transfer restrictions on such Restricted Stock, Perot Systems will have the right, in addition to such other rights and remedies as may be available to it (including the right to restrain or set aside the transaction), exercisable by written notice to the owner thereof at any time within 180 days after its discovery of such transaction, to repurchase all or any part of the Restricted Stock as to which the transfer restrictions have not terminated, for cash in an amount equal to the purchase price paid to Perot Systems for such Restricted Stock, plus simple interest on such amount at the rate of 8% per annum from the date of payment by Participant to the date of offer of tender of payment by Perot Systems as set forth in Section 2(d) below, minus the amount or value, as applicable, of any dividends or distributions paid on such Restricted Stock.

         (c) If Participant ceases to serve Perot Systems in at least one of the following capacities: a member of its Advisory Board, a member of its Board of Directors, a consultant under contract, or full time Employee for any reason whatsoever, before the date set forth in Attachment A for termination of the transfer restrictions on any Restricted Stock purchased under this Agreement, Perot Systems will have the right for 180 days following the cessation of service to repurchase all or any part of the Restricted Stock as to which the transfer restrictions have not terminated, for cash in an amount equal to the purchase price paid to Perot Systems for such Restricted Stock, plus simple interest on such amount at the rate of 8% per annum from the date of payment by Participant to the date of offer of tender of payment by Perot Systems as set forth in Section 2(d) below, minus the amount or value, as applicable, of any dividends or distributions paid on such Restricted Stock.

         (d) Whenever Perot Systems has a right to buy back shares of Restricted Stock, Perot Systems may exercise its right by notifying Participant or the subsequent holder of the Company's election to exercise its right within the designated exercise period. The giving of such notice will give rise to an obligation on the part of Participant or the subsequent holder to tender to Perot Systems, within 10 days, the Restricted Stock and any previously issued certificate representing shares of Restricted Stock to be bought back, duly endorsed in blank or having a duly executed stock power attached in proper form for transfer. If any such endorsed certificate or stock power is not tendered within 10 days, Perot Systems may cancel any outstanding certificate representing shares to be bought back. Perot Systems is required to tender the purchase price within 2 business days of the tender of the Restricted Stock. If the person from whom the Restricted Stock are to be bought back has not complied with an obligation to return a certificate and stock power representing shares to be bought back, however, the Company is not required to tender the purchase price until 20 days after the certificate is returned or 20 days after it cancels the certificate, whichever occurs first.

3.       Company's Right of First Refusal.

         (a) Unless and until Restricted Stock purchased under this Agreement are publicly tradable, Perot Systems will have a right of first refusal to purchase such Restricted Stock if the holder of the Restricted Stock desires or is obligated to sell or otherwise transfer the shares after the date set forth in Attachment A for termination of the transfer restrictions on such Restricted Stock, but this right will not apply to a transfer upon Participant's death by will or by the laws of descent and distribution.

         (b) Any holder of such Restricted Stock who desires or is obligated to sell or otherwise transfer them before they are publicly tradable after the date set forth in Attachment A for termination of the transfer restrictions on such Restricted Stock, must give Perot Systems written notice of the proposed sale or other transfer. The notice must include the name of the proposed purchaser or transferee and describe the circumstances of the transfer. Perot Systems may purchase any or all of the Restricted Stock proposed to be sold or transferred by notifying the holder within 30 days of its receipt of the notice of its election to exercise its right of first refusal and tendering the purchase price of the Restricted Stock as soon as reasonably practicable thereafter.

         (c) The purchase price at which Perot Systems will purchase Restricted Stock under its right of first refusal will be their fair market value, as determined in good faith by the Board of Directors of the Company, as of the most recent June 30 or December 31 on or before the date of receipt of the notice of the proposed sale or transfer.

         (d) For purposes of this Section, the term "publicly tradable" means shares of Restricted Stock have been listed on a registered national securities exchange or approved for quotation in the National Association of Securities Dealers Automated Quotation ("NASDAQ") system.

4.       Compliance with Securities Laws.

         (a) Participant acknowledges that the right to purchase shares of Common Stock evidenced by this Agreement and any shares purchased under this Agreement have not been registered under the Securities Act of 1933, that Perot Systems has no present intention to so register them, that such shares may be deemed "restricted securities" under Rule 144 of the Act, that the holder of restricted securities may be required to hold them for an indefinite period of time unless they are registered for sale under the Act or an exemption from registration is available, and that routine sales of restricted securities under Rule 144 can only be made if Perot Systems meets certain requirements, including a requirement to make certain information publicly available, and then only in limited amounts and in a specified manner in accordance with the terms and conditions of Rule 144.

         (b) Neither Participant nor any successor in interest of Participant will sell or otherwise transfer any Restricted Stock purchased under this Agreement in any way that might result in a violation of any federal or state securities laws or regulations.

         (c) Perot Systems may require Participant or any subsequent holder of Restricted Stock purchased under this Agreement to provide Perot Systems, before any sale or other transfer of such shares, with such representations, commitments, and opinions regarding compliance with applicable securities laws and regulations as Perot Systems may deem necessary or advisable.

5.       Stock Certificates; Rights as Shareholder.

         Perot Systems will retain for safekeeping all certificates or other property representing Restricted Stock. Each such certificate will bear such legends as the Board determines are necessary or appropriate. Whether or not certificates representing such shares have been issued or delivered, Participant will have all the rights of a shareholder of Common Stock, including voting, dividend and distribution rights, with respect to such shares, but any and all stock and/or cash dividends (other than normal periodic cash dividends), distributions in property, or other distributions made on or in respect of the Restricted Stock, whether resulting from a subdivision, combination or reclassification of the Restricted Stock of any issuer thereof or received in exchange for Restricted Stock or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any such issuer may be a party or otherwise, and any and all cash and other property received in exchange for the Restricted Stock or received in payment of the principal of or in redemption of the Restricted Stock (either at maturity, upon call for redemption or otherwise), shall remain in the possession of Perot Systems until the date set forth on Attachment A for termination of the transfer restriction on such Restricted Stock.

6.       Income Tax Withholding.

         Participant (or any person entitled to act on Participant's behalf) shall, upon request by Perot Systems, pay to Perot Systems, or Perot Systems may withhold from sums or property otherwise due or payable to Participant (or such person), such amount as Perot Systems may request for the purpose of satisfying any liability to withhold federal, state, local, or foreign income or other taxes.

7.       Compliance with Plan.

         Participant acknowledges receipt of a copy of the Plan and further acknowledges that this Agreement is entered into pursuant to the Plan. If the provisions of the Plan are inconsistent with the provisions of this Agreement, the provisions of the Plan govern and supersede the provisions of this Agreement.

8.       Notices.

         Any notice to Perot Systems or the Company that is required or permitted by this Agreement shall be addressed to the attention of the Secretary of Perot Systems at: 12377 Merit Drive, Suite 1100 Dallas, Texas 75251. Any notice to Participant that is required or permitted by this Agreement shall be addressed to Participant at the most recent address for Participant reflected in the appropriate records of Perot Systems. Either party may at any time change its address for notification purposes by giving the other written notice of the new address and the date upon which it will become effective. Whenever this Agreement requires or permits any notice from one party to another, this notice must be in writing to be effective and, if mailed, shall be deemed to have been given on the third business day after the same is enclosed in an envelope, addressed to the party to be notified at the appropriate address, properly stamped, sealed, and deposited in the United States mail, and, if mailed to Perot Systems, by certified mail, return receipt requested.

9.       Remedies.

         Perot Systems is entitled, in addition to any other remedies it may have at law or in equity, to temporary and permanent injunctive and other equitable relief to enforce the provisions of this Agreement. Any action to enforce the provisions of, or otherwise relating to, this Agreement may be brought in the state or federal courts having jurisdiction in Dallas, Dallas County, Texas. By signing this Agreement, Participant consents to the personal jurisdiction of such courts in any such action.

10.      Assignment.

         This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal representatives and permitted successors and assigns. However, Participant does not have the power or right to assign this Agreement without the prior written consent of Perot Systems.

11.      Attorneys' Fees.

         If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party will be entitled to reasonable attorneys' fees, costs, and necessary disbursements in addition to any other relief to which that party may be entitled.

12.      Severability.

         If any provision of this Agreement is held invalid or unenforceable for any reason, the validity and enforceability of all other provisions of this Agreement will not be affected.

13.      Headings.

         The section headings used herein are for reference and convenience only and do not affect the interpretation of this Agreement.

14.      Governing Law.

         This Agreement shall be governed by and construed in accordance with the law of the State of Texas, without regard to that State's choice of law rules.

15.      Entire Agreement.

         This Agreement, together with the Plan and any rules and regulations adopted by the Board or Committee thereunder, constitutes the entire agreement between the parties with respect to its subject matter.

16.      Amendment.

         This Agreement may be amended only in a manner that is consistent with the Plan and only by a written instrument signed by both Perot Systems and Participant.


IN WITNESS WHEREOF, and intending to be legally bound hereby, Participant and a duly-authorized representative of Perot Systems have executed this Agreement as of the date first above written.


PARTICIPANT                             PEROT SYSTEMS
CORPORATION



                                        By:
--------------------------------------     ------------------------------------
[name]                                            Chairman Of The Board


                               CONSENT OF SPOUSE


As the spouse of Participant, I consent to be bound by this Restricted Stock Agreement and agree that this consent shall be binding on any interest I may have under this Agreement and on my heirs, legatees, and assigns.


                                       ----------------------------------------
                                       Signature

                                       ----------------------------------------
                                       Printed Name


                                       ----------------------------------------
                                       Date

                                  ATTACHMENT A
                                       TO
                           RESTRICTED STOCK AGREEMENT

                                      FOR

                                     [NAME]

1.       Purchase Price:  $________________________  per Share

2.       Schedule for Termination of Transfer Restrictions:



      Date on Which Transfer             Shares as to Which Transfer
       Restrictions Expire               Restrictions Expire on Date
      ----------------------             ---------------------------
                                          Percentage         Number
                                          ----------         ------
      ----------------------                 ----            ------


      ----------------------                 ----            ------


      ----------------------                 ----            ------


      ----------------------                 ----            ------


      ----------------------                 ----            ------

     Total Shares Offered:                   100%            ------


                                  ATTACHMENT B

                 NOTICE OF EXERCISE OF RIGHT TO PURCHASE SHARES
                              OF RESTRICTED STOCK
                _______________________________________________


I hereby notify Perot Systems Corporation that I am exercising my right under the Restricted Stock Agreement between me and Perot Systems dated ____________________________________, and purchasing ______________ shares of
Class A Common Stock of the Corporation at $_____ per share, or $_____________ in total, which I herewith tender in cash or by check payable to Perot Systems Corporation.

In connection with this purchase, I hereby represent to Perot Systems Corporation that I am purchasing these shares for investment and not with a view to any resale or distribution thereof.


                                     ---------------------------------------
                                     [Name]

                                     Date:
                                          ----------------------------------